Acquisitions	6 Months Ended
Jun. 30, 2021
Asset Acquisition [Abstract]
Acquisitions

Note 4 — Acquisitions

On April 21, 2021, the Company completed its acquisition of 2Predict, Inc. (“2Predict”), a Delaware corporation, from Praveen Mandal, the Company’s Chief Technology Officer. 2Predict uses artificial intelligence (“AI”) techniques to run next-level analytics on large data sets. 2Predict’s data scientists provide advanced machine learning solutions and will continue to assist in developing Volta’s technology. The purchase price was $1.4 million, comprising $0.2 million cash and 150,134 issued shares of Class B Common Stock valued at $8.13 per share, or $1.2 million, paid on the acquisition date.

The acquisition of 2Predict was accounted for as a business combination according to ASC 805-10, Business Combinations. This method requires, among other things, that assets acquired and liabilities assumed in a business combination be recognized at their fair values as of the acquisition date.

The Company recorded net assets acquired of $1.4 million, including definite-lived intangible assets of $1.2 million and goodwill of $0.2 million. Definite-lived intangible assets primarily consist of intellectual property of 2Predict, for which the weighted-average useful life is 1.5 years. Goodwill is primarily attributed to the future economic benefits arising from assets acquired that could not be individually identified and separately recognized, such as assembled workforce.

The results of operations of 2Predict are included in the accompanying consolidated statements of operations from the date of acquisition. The pro forma financial information is not material to the Company’s consolidated financial statements.